UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               _______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 24, 2007

                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                               _______________

          Delaware
       (State or other                                   36-2681268
       jurisdiction of             0-25837              (IRS Employer
       incorporation)      (Commission File Number)  Identification No.)

     233 South Wacker Drive, Suite 4200, Chicago, IL       60606-6303
         (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: (312) 496-1200

                                    N/A
       (Former name or former address, if changed since last report.)

                               _______________


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   On May 24, 2007, the stockholders of Heidrick & Struggles International, Inc. (the "Company") approved the 2007 Heidrick & Struggles GlobalShare Program (the "GlobalShare Program") and the Heidrick & Struggles Incentive Plan (the "Incentive Plan") at the Company's Annual Meeting of Stockholders. The GlobalShare Program and the Incentive Plan had previously been approved by the Board of Directors of the Company on April 16, 2007, subject to approval of the stockholders of the Company. The material terms of the GlobalShare Program and the Incentive Plan are set forth in the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated April 23,
   2007, which descriptions are incorporated herein by reference.   Such
   descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the GlobalShare Program and the Incentive Plan, copies of which are filed as Exhibit 10.1 and
   Exhibit 10.2, respectively, to this Form 8-K and are incorporated by reference herein.

   The Form of Non-Qualified Stock Option Agreement and Form of
   Restricted Stock Unit Participation Agreement, each for use in the granting of awards under the GlobalShare Program, are filed as Exhibit
   10.3 and Exhibit 10.4, respectively, to this Form 8-K and are incorporated by reference herein.

   Additionally, on May 24, 2007, the Human Resources and Compensation Committee of the Board (the "Committee") approved and adopted amendments to the Company's Change in Control Plan (the "CIC Plan"). The material amendments are as follows:

   1. The CIC Plan no longer bases eligibility for participation upon annual approval by the Committee. Instead, participation is limited to executive employees who are considered "officers" pursuant to Section 16 of the Securities Exchange Act of 1934. Current participants who do not meet this criteria will continue to be covered by the CIC Plan until December 31, 2007.

   2. The CIC Plan no longer requires annual approval by the Committee of the specific benefits provided thereunder, but provides generally for the following benefits to the eligible executive if his or her employment is terminated by the Company without cause, or if the executive terminates his or her employment with the Company for good reason, within two years of a change in control of the Company (or within six months prior to a change in control if such termination is effected prior to, but in anticipation of, the change in control):

        * A lump-sum management bonus payment equal to the greater of the executive's annual target management bonus or the


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             average of the management bonuses paid with respect to the preceding three years ("bonus amount"), prorated for the portion of the year during which the executive was employed.

        * A lump sum payment determined as follows: (i) for the Chief Executive Officer, an amount equal to 2-1/2 times the sum of his salary and bonus amount; (ii) for an Executive Vice President or Regional Managing Partner, an amount equal to two times the sum of his or her salary and bonus amount; and
             (iii) for a Senior Vice President, an amount equal to one times the sum of his or her salary and bonus amount.

        *    Immediate vesting of awards granted under the GlobalShare
             Program.

        * Reimbursement of reasonable legal fees incurred by the executive in enforcing his or her rights under the CIC Plan (except for a termination for cause).

        * If severance benefits to the Chief Executive Officer, an Executive Vice President or a Regional Managing Partner exceed by 10% the maximum amount payable without triggering excise tax liability under Internal Revenue Code Section 280G, a "gross up" payment to cover any excise and related income tax liability incurred as a result. Severance benefits to other participants will be limited under the CIC Plan to the maximum amount payable without triggering excise tax liability under Internal Revenue Code Section 280G.

   The definitions of "cause", "good reason" and "change in control" under the CIC Plan were not altered by the amendments.

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)       Exhibits:

        Exhibit Number      Description
        --------------      -----------

        10.1                2007 Heidrick & Struggles GlobalShare Program

        10.2                Heidrick & Struggles Incentive Plan

        10.3                Form of Non-Qualified Stock Option Agreement

        10.4                Form of Restricted Stock Unit Participation
                            Agreement








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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Dated: June 8, 2007

                                 HEIDRICK & STRUGGLES INTERNATIONAL, INC.


                                 By:  /s/ K. Steven Blake
                                      ----------------------------------
                                      K. Steven Blake, Executive Vice
                                      President, General Counsel and
                                      Secretary



































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